Exhibit 10.3

                         COMMON STOCK PURCHASE AGREEMENT

To:           Good Business Technology Limited

Attention:    Ms. Jennifer Chan
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From:
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Gentlemen:

      1.    Offer; Purchase.

      ___________________ (the "Seller") has offered to sell shares of common stock, par value $0.0001 per share ("Common Stock") of Relocate411.com, Inc. (the "Company") to Good Business Technology Limited (the "Purchaser"). The Buyer hereby agrees, subject to the provisions of this Agreement, to purchase from the Seller, the number of shares of Common Stock set forth on the Buyer Signature Page at the end of this Agreement (the "Shares") at a purchase price of $0.025 per share, upon the terms and conditions hereinafter set forth.

      The Buyer is delivering in escrow (i) the payment made payable to the Seller and (ii) an executed copy of the Buyer Signature Page at the end of this Agreement (collectively, the "Purchaser Escrowed Documents"), to:

             DeHeng Chen Chan, LLC
             225 Broadway, Suite 1910
             New York, New York 10007
             Tel: (212) 608-6500
             Fax: (212) 608-9050
             Attention: Xiaomin Chen, Esq.

      Release of the Buyer Escrowed Documents shall be made contingent upon the closing of the Control Transaction (as hereinafter defined) and the provisions of this Agreement.

      2.    Revocation of Acceptance.

      Seller understands and acknowledges that the Buyer's purchase of the Shares is


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      contingent upon the closing of certain transactions Jandah Management
      Limited has with control persons of the Company whereby, among other things, Jandah Management Limited shall purchase substantially all of the shares of Common Stock held by such control persons (the "Control Transaction"). The Buyer shall notify the Seller as soon as practicable and in any event no later than three (3) business days following the closing of the Control Transaction. In the event that the Control Transaction does not occur by May 31, 2004, the transactions contemplated hereunder shall be deemed null and void ab initio.

      3.    Registration Statement.

      The Buyer hereby acknowledges receipt as of the date hereof of Registration Statement No. 333-100803 prepared on Form SB-2, as amended and as filed with the Securities and Exchange Commission containing information relating to the Company and the resale of the Shares (the "Prospectus"). The Company hereby acknowledges and represents and warrants that the Prospectus is effective as of the date hereof and as of the date set forth in the Company's signature page set forth herein.

      4.    Representations and Warranties.

            4.1. The Seller hereby represents and warrants to the Buyer as follows:

                  (a) The Seller is the good and lawful owner of the Shares. Seller has held the Shares in its own name since the date of the original purchase of the Shares from the Company. The Shares are free and clear from any restrictions or limitations except for those imposed by applicable securities laws. Except for the Shares, the Seller does not hold any other equity in the Company or any options, warrants or notes exercisable or convertible into any class of equity in the Company.

                  (b) There are no liens, claims, offset rights or other encumbrances relating to the Shares. The execution of this Agreement by the Seller does not by itself or with the passage of time violate or infringe upon the rights of any third parties or result or could reasonably result in any claims against the Buyer or the Company.

                  (c) Seller has not entered into any voting agreement or similar agreements to vote or dispose of the Shares with any party, except as provided for in this Agreement.

                  (d) The Seller is selling the Shares as part of a privately negotiated transaction with the Buyer and not as a result of or subsequent to any advertisement, article, notice or other communication published in any


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                  newspaper, magazine or similar media or broadcast over
                  television or radio, or presented at any seminar or meeting, or any solicitation of a purchase by a person other than by the Buyer or a duly appointed representative of the Buyer.

            4.2. The Buyer hereby represents and warrants to the Seller as follows:

                  (a) The Buyer is an entity formed under the laws of the British Virgin Islands and is currently validly existing and in good standing in the jurisdiction of its formation. The execution of this Agreement by the Buyer has been duly and validly authorized and the person designed to execute this Agreement is authorized by the Buyer to execute this Agreement on behalf of the Buyer.

                  (b) The Buyer will acquire the Shares for its own account for investment and not with a view to the sale or distribution thereof or the granting of any participation therein, and has no present intention of distributing or selling to others any of such interest or granting any participation therein.

                  (c) The Buyer is purchasing the Shares as part of a privately negotiated transaction with the Seller and not as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a sale by a person other than by the Seller or a duly appointed representative of the Seller.

      5.    Closing Conditions; Deliveries and Seller Escrow.

      (a) Upon the closing of the Control Transaction, the following deliveries shall occur: (i) the Buyer shall deliver or cause to be delivered to the Seller the Buyer Escrowed Documents, (ii) the Seller deliver or cause to be delivered to the Buyer its counterpart signature page to this Agreement and the original share certificate for the Shares (collectively, the "Seller Documents"), (iii) each of the Buyer and the Seller shall deliver to the other party a closing certificate certifying that the representations and warranties made herein are true and correct as of the delivery date of the Buyer Escrowed Documents and the Seller Documents (the "Delivery Date"), (iv) an opinion of Anslow & Jaclin, LLP, legal counsel to the Company, shall be delivered to the Buyer in form and substance satisfactory to the Seller opining to, among other things, the effectiveness of the Prospectus and (v) the Company shall have delivered to the Seller and the Buyer its counterpart signature page to this agreement relating to its acknowledgement of Section 3


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      hereof as of the Delivery Date. The obligations of the parties to enter into the agreements stated herein shall not commence until satisfaction of the delivered contemplated by this Section 5(a).

      (b) The Seller shall escrow the Seller Documents with the Company or its designee, in which case the deliveries contemplated by Section 5(a) above shall be made by the Company (or its designee).

      6.    Modification.

      Neither this Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the Seller and the Buyer.

      7.    Entire Agreement.

      This Agreement and the documents referenced herein contain the entire agreement of the parties with respect to the subject matter hereof and there are no representations, covenants or other agreements except as stated or referred to herein.

      8.    Assignability.

      This Agreement is not transferable or assignable by the Buyer, except to those persons or entities that are either affiliates of or controlled by the Buyer.

      9.    [Intentionally omitted].

      10.   Notices.

      Any notice, demand or other communication which any party hereto may be required, or may elect, to give to any other party hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail box, stamped registered or certified mail, return receipt requested, addressed to such addresses as follows:


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            (a)   If to the Seller, at:

            (b)   If to the Buyers, at:

      Each party may change the address for the receipt of notice hereunder by giving written notice thereof to the other party.

11. Survival of Representations and Warranties. All representations and warranties made by the Seller and the Buyer shall survive the Closing.

12. Jurisdiction and Venue. Any claim or controversy arising out of or relating to the interpretation, application, or enforcement of any provision of this Agreement, shall be submitted for resolution to a court of competent jurisdiction in Nassau County, New York. The parties hereby consent to personal jurisdiction and venue in Nassau County, New York.

13. Construction and Severability. In the event any provision on his Agreement shall, for any reason, be held to be invalid or unenforceable, this Agreement shall be construed as though it did not contain such invalid or unenforceable provision, and the rights and obligations of the parties hereto shall continue in full force and effect, and shall be construed and enforced in accordance with the remaining provisions hereof.

14. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

15. Paragraph Headings. The paragraph headings contained in this Agreement are for convenience only and shall not affect in any manner the meaning or interpretation of this Agreement.

      17. Rule of Construction Relating to Ambiguities. All parties to this Agreement acknowledge that they have each carefully read and reviewed this Agreement with their respective counsel and/or other representative, and therefore, agree that the rule of construction that ambiguities shall be construed against the drafter of the documents shall not be applicable.

      IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and the year first above written.

SELLER:                                        BUYER:
                                               Good Business Technology Limited


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FOR PURPOSES OF SECTION 3 ONLY:

ACKNOWLEDGED:

Relocate411.com, Inc.


By:
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Darrell Lerner, President

Date:
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